ARROW EQUITY PORTFOLIO
ARROW FIXED INCOME PORTFOLIO
ARROW MUNICIPAL INCOME PORTFOLIO
ARROW GOVERNMENT MONEY MARKET PORTFOLIO
(Portfolios of Arrow Funds)

SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 30, 1996
Effective April 25, 1997, in connection with the merger of Mark Twain Bancshares, Inc., the parent company of Mark Twain Bank, into Mercantile Bancorporation Inc., Mississippi Valley Advisors Inc. succeeded Mark Twain Bank as the investment adviser to Arrow Funds. The terms of the investment advisory contract between Arrow Funds and Mississippi Valley Advisors Inc. are substantially similar to the investment advisory contract between Arrow Funds and Mark Twain Bank. Mississippi Valley Advisors Inc. is a registered investment adviser with its principal offices at One Mercantile Center, St. Louis, Missouri 63166. As a consequence of the merger, all references in the prospectuses to Mark Twain Bank as the investment adviser should be replaced with references to Mississippi Valley Advisors Inc., as appropriate. In addition, all references to Mark Twain Brokerage Services, Inc. should be augmented with references to Mercantile Investment Services, Inc.
Mark Twain Bank will initially survive the merger and will continue to serve as custodian to Arrow Funds until such time as shareholders are otherwise notified.
Please delete the section entitled `Adviser's Background'' from each prospectus and replace it with the following:
`ADVISER'S BACKGROUND. Mississippi Valley Advisors Inc. is a wholly-owned subsidiary of Mercantile Bank National Association, which is a wholly-owned banking subsidiary of Mercantile Bancorporation Inc. Mississippi Valley Advisors Inc. has managed the portfolios of ARCH Funds, Inc. since its inception in 1982. Mercantile Bancorporation Inc., a bank holding company registered under the Bank Holding Company Act of 1956, as amended, is a financial services company headquartered in St. Louis, Missouri. Through its related banking subsidiaries, Mercantile Bancorporation Inc. provides banking and banking-related services, primarily throughout Missouri, Illinois, Iowa, Arkansas and Kansas. As of December 31, 1996, Mercantile Bank National Association had total assets of approximately $19 billion. As of December 31, 1996, Mississippi Valley Advisors Inc.'s Investment Management Services held approximately $7.9 billion of investment assets for a wide range of institutional clients, including corporate, public sector, multi-employer, endowment/foundation and mutual funds. As part of their regular banking operations, Mercantile Bank National Association's affiliates may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Mercantile Bank National Association's affiliates. The lending relationship will not be a factor in the selection of securities.
Carl C. Enloe has managed the Equity Fund since its inception, December 1992. Mr. Enloe joined Mark Twain Bank, the Equity Fund's former adviser, in 1987, as head of investments. Prior to joining Mark Twain Bank, he was head of investments at another major Missouri bank for 17 years. He served as senior portfolio manager at a private investment company and an analyst at a member New York Stock Exchange firm. He is a graduate of the University of Missouri.




Effective immediately, David A. Bethke, a Senior Associate with Mississippi Valley Advisors Inc., will manage the Fixed Income Fund. Mr. Bethke has been the principal portfolio manager for the ARCH Government & Corporate Bond Portfolio and ARCH U.S. Government Securities Portfolio since their inception in 1988. Mr. Bethke joined Mississippi Valley Advisors Inc. in 1987. Mr. Bethke holds a B.A. degree from the Upper Iowa University and an M.B.A. degree from the University of Iowa. He is a Chartered Financial Analyst.
Effective immediately, Peter C. Merzian will manage the Municipal Income Fund. Mr. Merzian has been the principal portfolio manager for ARCH Tax-Exempt Money Market Portfolio and ARCH Missouri Tax-Exempt Bond Portfolio since 1993, and for ARCH Short-Intermediate Municipal Portfolio and ARCH National Municipal Bond Portfolio since their inception. Mr. Merzian joined Mississippi Valley Advisors Inc. in 1993 and has over 8 years of investment experience. Prior to joining Mississippi Valley Advisors Inc., he was employed at another financial institution for four years, where he was a portfolio manager. Mr. Merzian received his B.S. and M.B.A. degrees from St. Louis University.''
                                                             April 25, 1997







Federated Securities Corp., Distributor.
Cusip 042749101
Cusip 042749200
Cusip 042749309
Cusip 042749408




G00924-01 (4/97)